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                                  EXHIBIT 10.3
                          AMENDED SCHEDULE OF MORTGAGES
                 WHICH ARE SUBSTANTIALLY IN THE FORM OF MORTGAGE
                 ATTACHED AS EXHIBIT 10.53 TO THE COMPANY'S FORM
                       10-K FOR THE PERIOD ENDING 12/31/98


                                                                                                                       DATE OF
        MORTGAGOR                    FACILITY NAME                      LOCATION           MORTGAGE AMOUNT             MORTGAGE
        ---------                    -------------                      --------           ---------------             --------

ALS Holdings, Inc.       Sterling House of Olathe II       751 North Somerset Terrace         $2,202,505          November 18, 1998
                                                           Olathe, KS 66062

ALS Holdings, Inc.       Sterling House of Topeka          5820 S.W. Drury Lane               $2,992,500          November 18, 1998
                                                           Topeka, KS 66604

ALS Holdings, Inc.       Sterling House of Lawrence        3220 Peterson Road                 $3,210,000          November 18, 1998
                                                           Lawrence, KS 66049

ALS Holdings, Inc.       Sterling House of Leawood         12720 State Line Road              $2,850,000          November 18, 1998
                                                           Leawood, KS 66209

ALS Holdings, Inc.       Sterling House of Lenexa I        8710 Caenen Lake Road              $2,325,000          November 18, 1998
                                                           Lenexa, KS 66215

ALS Holdings, Inc.       Sterling House of Lenexa II       8740 Caenen Lake Road              $2,325,000          November 18, 1998
                                                           Lenexa, KS 66215

ALS Wisconsin            Wynwood of Appleton               5800 Pennsylvania Avenue           $5,397,360          December 10, 1998
Holdings, Inc.*                                            Grand Chute, WI

ALS Wisconsin            Wynwood of Madison                1601 Wheeler Rd.                   $4,012,500          December 10, 1998
Holdings, Inc.*                                            Madison, WI

ALS Holdings, Inc.*      Sterling Cottage of Lady Lake I   17395 S.E. 109th Terrace Road      $2,850,000            March 22, 1998
                                                           Summerfield, FL  34491

ALS Holdings, Inc.*      Sterling House of Lady Lake II    17421 S.E. 109th Terrace Road      $2,521,102            March 22, 1998
                                                           Summerfield, FL  34491

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

                                                                                                                         DATE OF
        MORTGAGOR                  FACILITY NAME                           LOCATION            MORTGAGE AMOUNT          MORTGAGE
        ---------                  -------------                           --------            ---------------          --------

ALS Holdings, Inc.*    Sterling Cottage of Michigan City I    1300 East Coolspring Avenue         $2,981,250         March 22, 1998
                                                              Michigan City, IN 46360

ALS Holdings, Inc.*    Sterling House of Michigan City II     1400 East Coolspring Avenue         $2,483,613         March 22, 1998
                                                              Michigan City, IN 46360

ALS Holdings, Inc.*    Sterling House of Southern Pines II    101 Brucewood Road                  $2,925,000         March 22, 1998
                                                              Southern Pines, NC  28387

ALS Holdings, Inc.*    Sterling House of Valparaiso I         Corner of Appletree Lane and        $2,793,143         March 22, 1998
                                                              Valparaiso Street
                                                              Valparaiso, IN 46383


ALS Holdings, Inc.*    Sterling House of Valparaiso II        2601 Valparaiso Street              $2,583,820         March 22, 1998
                                                              Valparaiso, IN 46383

ALS Holdings, Inc.*    Clare Bridge of Pin Oak I              8015 Pin Oak Drive                  $9,324,992         March 22, 1998
                                                              Orlando, FL 32819
                       and

                       Wynwood of Pin Oak II                  8001 Pin Oak Drive
                                                              Orlando, FL 32819


*The form of mortgages entered into for these properties were conformed to meet the requirements of applicable state law.